UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐  Soliciting Material Pursuant to §240.14a-12

GSC Investment Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GSC Investment Corp.
888 Seventh Avenue
New York, New York 10019

May   , 2008
To the Stockholders of GSC Investment Corp:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of GSC Investment Corp. to be held at the offices of Davis Polk & Wardwell, located at 450 Lexington Avenue, New York, NY, 10017, on July 8, 2008, at 10:00 a.m., local time. Only stockholders of record at the close of business on May 12, 2008 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Details of the business to be conducted at the meeting are given in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

David L. Goret, Secretary

Notice of 2008 Annual Meeting of Stockholders
will be at the offices of
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
July 8, 2008, 10:00 a.m., local time

May   , 2008

To the Stockholders of GSC Investment Corp:

The 2008 Annual Meeting of Stockholders of GSC Investment Corp., a Maryland corporation, will be held at the offices of Davis Polk & Wardwell at 450 Lexington Avenue, New York, NY, 10017 on July 8, 2008, at 10:00 a.m., local time. At the annual meeting, our stockholders will consider and vote on:

•	the election of two members of the Board of Directors, each to serve until the 2011 annual meeting of our stockholders and until his successor is duly elected and qualifies;

•	a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2009;

•	a proposal to authorize us, with the approval of our Board of Directors, to sell shares of our common stock or warrants, options or rights to acquire common stock at a price below the then current Net Asset Value per share of such stock, as more fully described in the enclosed proxy statement; and

•	such other business as may properly come before the meeting.

The nominees of the Board of Directors for election as directors are listed in the enclosed proxy statement. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the annual meeting.

Holders of record of our common stock as of the close of business on May 12, 2008, the record date for the annual meeting, are entitled to notice of, and to vote at, the annual meeting.

Our Board of Directors recommends that you vote “FOR” the election of each of the nominees named in the enclosed proxy statement; “FOR” the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2009; and “FOR” the proposal to authorize the company to sell shares of its common stock or warrants, options or rights to acquire common stock at a price below the then current Net Asset Value per share of such stock.

We enclose our 10-K annual report, proxy statement and a proxy card. Please submit your proxy. Thank you for your support of GSC Investment Corp.

Very truly yours,

David L. Goret, Secretary

Annual Meeting Information	1
Date and Location	1
Admission	1

Voting Information	1
Record Date and Quorum	1
Submitting Voting Instructions for Shares Held Through a Broker	1
Authorizing a Proxy for Shares Held in Your Name	2
Revoking Your Proxy	2
Votes Required to Elect Directors	2
Votes Required to Adopt Other Proposals	2
“Withholding Authority” and “Abstaining”	2

Proposal 1 — Election of Directors	3
Director and Executive Officer Information	3
Directors	3
Executive Officers Who Are Not Directors	5
Biographical Information	6
Corporate Governance	8
Corporate Governance Documents	8
Corporate Governance Procedures	8
Director Independence	9
Board Meetings and Committees	9
Communications with Directors	9
Audit Committee	10
Compensation Committee	10
Nominating and Corporate Governance Committee	10
Code of Conduct and Ethics	10
Beneficial Ownership of Common Stock	11
Stock Ownership of Directors and Executive Officers	11
Dollar Range of Securities Beneficially Owned By Directors	12
Executive Compensation	12
Our Relationship With Our Investment Adviser and GSC Group	12
Director Compensation	12

Proposal 2 — To Ratify the Appointment of Ernst & Young LLP as GNV’S Independent Registered Public Accounting Firm for the 2009 Fiscal Year	13
Independent Auditor’s Fees	13
Audit Committee Report	13

Proposal 3 — To Authorize the Company, with Approval of its Board of Directors, to Sell Shares of its Common Stock or Warrants, Options or Rights to Acquire Common Stock at a Price below the then Current Net Asset Value Per Share of Such Stock	15
General	15
Reasons to Offer Common Stock below Net Asset Value	15
Conditions to Sales Below Net Asset Value	16
Key Stockholder Considerations	16

Other Matters	17
Section 16(a) Beneficial Ownership Compliance	17
Certain Affiliations	17
Director Attendance at Annual Stockholder Meetings	18
Stockholder Proposals	18
Other Business	18
Annual Reports	18

GSC Investment Corp.
888 Seventh Avenue
New York, New York 10019
May   , 2008

Proxy Statement

We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for the 2008 Annual Meeting of Stockholders. We are mailing this proxy statement and the accompanying form of proxy to stockholders on or about May 26, 2008. In this proxy statement, we refer to GSC Investment Corp. as the “Company,” “GNV,” “we,” “our” or “us” and the Board of Directors as the “Board.” When we refer to GNV’s fiscal year, we mean the 12-month period ending February 28 or, if applicable, February 29 of the stated year (for example, fiscal 2009 is March 1, 2008 through February 28, 2009). In this proxy statement, we refer to GSC Group, its affiliates and subsidiaries, as “GSC Group”.

Annual Meeting Information

Date and Location

We will hold the annual meeting on July 8, 2008 at 10:00 a.m., local time, at the offices of Davis Polk & Wardwell at 450 Lexington Avenue, New York, NY, 10017.

Admission

Only record or beneficial owners of GNV common stock as of the close of business on May 12, 2008 or their proxies may attend the annual meeting. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

Voting Information

Record Date and Quorum

The record date for the annual meeting is the close of business on May 12, 2008 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. On the Record Date, 8,291,384 shares of common stock were outstanding. The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the annual meeting will constitute a quorum at the annual meeting.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the annual meeting, you must obtain a legal proxy from the record holder of your shares and present it at the annual meeting. If you do not vote in person at the annual meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares. New York Stock Exchange (“NYSE”) member brokers may vote in their discretion in the election of directors and the ratification of the appointment of GNV’s independent registered public accounting firm if they do not receive instructions from beneficial owners, subject to any voting policies adopted by the broker.

A “broker non-vote” occurs if your broker returns a properly executed proxy but does not vote on a proposal because you have not provided voting instructions and the broker does not have discretionary authority to vote on the proposal. Your broker does not have discretionary authority to vote without instructions from you on Proposal 3, to authorize the company to sell shares of its common stock or warrants, options or rights to acquire common stock at a price below the then current Net Asset Value per share of such stock. If you do not submit voting instructions on

Proposal 3, your shares will be counted in determining whether a quorum is present, but will count as a vote against Proposal 3.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the annual meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the annual meeting to our Secretary, David Goret, at 300 Campus Drive, Florham Park, NJ 07932-1039; (2) submitting a later-dated proxy that we receive no later than the conclusion of voting at the annual meeting; or (3) voting in person at the annual meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the annual meeting does not revoke your proxy unless you also vote in person at the meeting.

Votes Required to Elect Directors

Each director will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors. Under Maryland law, if a director does not receive the requisite number of votes and is not elected at the annual meeting, the director will continue to serve on the Board as a “holdover director.”

Votes Required to Adopt Other Proposals

Approval of Proposal 2, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2009 fiscal year, requires the affirmative vote of a majority of the votes cast on the proposal. A “majority of the votes cast” means that the number of votes cast “for” Proposal 2 exceeds the number of votes cast “against” Proposal 2.

Approval of Proposal 3, to authorize us to sell shares of our common stock or warrants, options or rights to acquire common stock at a price below the then current Net Asset Value per share of such stock, requires the affirmative vote of (1) a majority of the outstanding shares; and (2) a majority of the outstanding shares that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% stockholders. For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the shares present at the annual meeting if the holders of more than 50% of the outstanding shares of the Company are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Company, whichever is the less.

“Withholding Authority” and “Abstaining”

You may “withhold authority” to vote for any nominee for election as a director and may “abstain” from voting on the other proposals. Stockholders who “withhold authority” from their proxyholders to vote for any nominee will have the effect of voting against that nominee. Stockholders who “abstain” from voting on Proposal 2 will be counted as present at the annual meeting for purposes of determining a quorum but will have no effect on the outcome of the vote on that proposal. Stockholders who “abstain” from voting on Proposal 3 will be counted as present at the annual meeting for purposes of determining a quorum but will have the effect of a vote against Proposal 3.

Proposal 1 — Election of Directors

Our business and affairs are managed under the direction of our Board. The Board currently consists of seven members, of whom four are not “interested persons” of GNV, as defined in Section 2(a)(19) of the 1940 Act. Our Board elects our officers, who will serve at the discretion of the Board.

Under our charter, our directors are divided into three classes, and the initial directors named in our Articles of Incorporation will serve until the first, second or third annual meeting of stockholders, respectively, and until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or any director’s earlier resignation, death or removal.

All of the nominees are directors as of May 12, 2008, and each nominee has indicated that he will continue to serve if re-elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, the proxyholders will vote for another person nominated by the Board.

Director and Executive Officer Information

Directors

Information regarding the nominees for election as a director at the annual meeting and our continuing directors is as follows:

Nominees for election as directors to serve until our 2011 annual meeting of stockholders and until their successors are duly elected and qualify:

Number of
Portfolios
						in Fund	Other
						Complex	Directorships/
						Overseen by	Trusteeships
						Director of	Held
			Director	Expiration	Principal Occupation(s)	Nominee	by Board
Name	Age	Position	Since	of Term	During Last Five Years	for Director	Member

Independent Director
G. Cabell Williams	53	Director	2007	2008	Currently is Managing General Partner of Williams and Gallagher. Prior to 2004, Mr. Williams served as Managing Director of Allied Capital Corporation.		none
Interested Director
Thomas V. Inglesby	50	Chief Executive Officer and Director	2007	2008	Joined GSC Group at its inception in 1999 and has been a Senior Managing Director since 2006.		none

Our Board unanimously recommends a vote “FOR” the election of each of the nominees named above. Proxies solicited by our Board will be voted “FOR” each of these nominees unless otherwise instructed.

Continuing directors whose terms will expire at our 2009 annual meeting of stockholders:

Number of
Portfolios in
						Fund Complex	Other
						Overseen by	Directorships/
						Director of	Trusteeships
			Director	Expiration	Principal Occupation(s)	Nominee for	Held by
Name	Age	Position	Since	of Term	During Last Five Years	Director	Board Member

Independent Director
Peter K. Barker	59	Director	2007	2009	Currently a private investor. Prior to 2002, Mr. Barker served as an Advisory Director of Goldman, Sachs & Co.		Avery Dennison Corporation and Fluor Corporation.
Interested Director
Richard M. Hayden	62	Chairman of the Board of Directors	2007	2009	Joined GSC Group in 2000 and has been a Vice Chairman of GSC Group since 2000. Prior to 2000, Mr. Hayden was a Partner of Goldman, Sachs & Co., where he was a Managing Director and the Deputy Chairman of Goldman, Sachs & Co. International Ltd., responsible for all European investment banking activities.		Deutsche Boerse AG

Continuing directors whose terms will expire at our 2010 annual meeting of stockholders:

						Number of
						Portfolios in
						Fund Complex
						Overseen by	Other
						Director of	Directorships/
			Director	Expiration	Principal Occupation(s)	Nominee for	Trusteeships Held
Name	Age	Position	Since	of Term	During Last Five Years	Director	by Board Member

Independent Director
Steven M. Looney	58	Director	2007	2010	Currently Managing Director of Peale Davies & Co. Inc. Prior to 2005, Mr. Looney served as Senior Vice President and Chief Financial Officer of PCCI, Inc.		Sun Healthcare Group and WH Industries
Independent Director
Charles S. Whitman III	66	Director	2007	2010	Currently is senior counsel (retired) at Davis Polk & Wardwell. Prior to 2006, Mr. Whitman was a Partner in Davis Polk’s Corporate Department.		none

Number of
Portfolios in
Fund Complex
						Overseen by	Other
						Director of	Directorships/
			Director	Expiration	Principal Occupation(s)	Nominee for	Trusteeships Held
Name	Age	Position	Since	of Term	During Last Five Years	Director	by Board Member

Interested Director
Robert F. Cummings, Jr.	57	Director	2007	2010	Joined GSC Group in 2002 and has been a Senior Managing Director since 2006 and Chairman of the Risk & Conflicts Committee and the Valuation Committee since 2003. Prior to joining GSC Group, was a Partner of Goldman, Sachs & Co., where he was a member of the Corporate Finance Department, advising corporate clients on financing, mergers and acquisitions, and strategic financial issues.		GSC Capital Corp., Precision Partners Inc., Corning Inc., and Viasystems Group Inc.,

The address of each director is c/o GSC Investment Corp., 888 Seventh Avenue, New York, New York 10019.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

					Other
					Directorships/
				Principal Occupation(s)	Trusteeships Held
Name	Age	Position	Since	During Last Five Years	by Board Member

David L. Goret	44	Vice President and Secretary	2007	Joined GSC Group as General Counsel in 2004, where he manages legal, compliance and certain administrative functions at the firm. From 2000 to 2002, Mr. Goret served as managing director and general counsel of Hawk Holdings, LLC. From 2002 to 2003, he served as senior vice president and general counsel of Mercator Software, Inc.	none

Richard T. Allorto, Jr.	36	Chief Financial Officer	2007	Joined GSC Group in 2001 and is responsible for overseeing the financial statement preparation and accounting operations relating to the funds managed by GSC Group. Mr. Allorto was with Schering Plough Corp. from 1998 to 2001, where he worked as an Audit Supervisor within the internal audit group with a focus on operational audits of the company’s international subsidiaries.	none

David C. Rice	39	Chief Compliance Officer	2007	Joined GSC Group in 2007. From 2002 to 2007, he was with the U.S. Securities & Exchange Commission in the Division of Enforcement, where he investigated and prosecuted violations of the federal securities laws.	none

Biographical Information

Directors

Our directors can be classified as either independent directors or interested directors. Interested directors are interested persons as defined in the 1940 Act.

Independent Directors

Peter K. Barker — Mr. Barker is currently a private investor. After spending 28 years at Goldman, Sachs & Co., Mr. Barker stepped down as a General Partner in 1998 and as an Advisory Director in 2002. Mr. Barker headed Goldman, Sachs & Co.’s investment banking activities on the West Coast from 1978 to 1998. Mr. Barker joined Goldman, Sachs & Co. in 1971. Mr. Barker began his career in the London office, then spent seven years in the New York Corporate Finance Department before assuming his responsibilities on the West Coast. Mr. Barker has been active in several civic organizations, including the Los Angeles Area Boy Scout Council, Los Angeles Metropolitan YMCA, Claremont McKenna College and the Phoenix House of California. He has also been a member of the California State Senate Commission on Corporate Governance and is currently a director of Avery Dennison Corporation and Fluor Corporation. Mr. Barker graduated from the University of Chicago’s Graduate School of Business with an M.B.A. degree.

Steven M. Looney — Mr. Looney is a Managing Director of Peale Davies & Co. Inc., a consulting firm with particular expertise in financial process and IT outsourcing, and is a CPA and an attorney. Mr. Looney also serves as a consultant and director to numerous companies in the healthcare, manufacturing and technology services industries, including Sun Healthcare Group and WH Industries. Between 2000 and 2005, he served as Senior Vice President and Chief Financial Officer of PCCI, Inc., a private IT staffing and outsourcing firm. Between 1992 and 2000, Mr. Looney worked at WH Industries as Chief Financial and Administrative Officer. Mr. Looney graduated summa cum laude from the University of Washington with a B.A. degree in Accounting and received a J.D. from the University of Washington School of Law where he was a member of the law review.

Charles S. Whitman III — Mr. Whitman is senior counsel (retired) at Davis Polk & Wardwell. Mr. Whitman was a partner in Davis Polk’s Corporate Department for 28 years, representing clients in a broad range of corporate finance matters, including shelf registrations, securities compliance for financial institutions, foreign asset privatizations, and mergers and acquisitions. From 1971 to 1973, Mr. Whitman served as Executive Assistant to three successive Chairmen of the U.S. Securities and Exchange Commission. Mr. Whitman serves on the Legal Advisory Board of the National Association of Securities Dealers. Mr. Whitman graduated from Harvard College and graduated magna cum laude from Harvard Law School with an LL.B. Mr. Whitman also received an LL.M. from Cambridge University in England.

G. Cabell Williams — Mr. Williams is currently the Managing General Partner of Williams and Gallagher, a private equity partnership located in Chevy Chase, Maryland. In 2004, Mr. Williams concluded a 23 year career at Allied Capital Corporation, a $4 billion business development corporation based in Washington, DC. While at Allied, Mr. Williams held a variety of positions, including President, COO and finally Managing Director following Allied’s merger with its affiliates in 1998. From 1991 to 2004, Mr. Williams either led or co-managed the firm’s Private Equity Group. For the nine years prior to 1999, Mr. Williams led Allied’s Mezzanine investment activities.

For 15 years, Mr. Williams served on Allied’s Investment Committee where he was responsible for reviewing and approving all of the firm’s investments. Prior to 1991, Mr. Williams ran Allied’s Minority Small Business Investment Company. He also founded Allied Capital Commercial Corporation, a real estate investment vehicle. Mr. Williams has served on the Board of various public and private companies. Mr. Williams attended The Landon School, and graduated from Mercersburg Academy and Rollins College, receiving a B.S. in Business Administration from the latter.

Interested Directors

Robert F. Cummings, Jr. — Mr. Cummings joined GSC Group in 2002 and is currently a Senior Managing Director and Chairman of the Risk & Conflicts Committee and the Valuation Committee. Mr. Cummings is a former member of the GSC Group Advisory Board. For the prior 28 years, Mr. Cummings was with Goldman, Sachs & Co., where he was a member of the Corporate Finance Department, advising corporate clients on financing, mergers and acquisitions, and strategic financial issues. Mr. Cummings was named a Partner of Goldman, Sachs & Co. in 1986. Mr. Cummings retired in 1998 and was retained as an Advisory Director by Goldman, Sachs & Co. to work with certain clients on a variety of banking matters. Mr. Cummings is a director of GSC Capital Corp., Precision Partners Inc., Corning Inc., and Viasystems Group Inc. Mr. Cummings graduated from Union College with a B.A. degree and from the University of Chicago with an M.B.A. degree.

Richard M. Hayden — Mr. Hayden is the Chairman of GSC Investment Corp. Mr. Hayden joined GSC Group in 2000 and is currently the Vice Chairman of GSC Group. Mr. Hayden was previously with Goldman, Sachs & Co. from 1969 until 1999 and was named a Partner in 1980. Mr. Hayden transferred to London in 1992, where he was a Managing Director and the Deputy Chairman of Goldman, Sachs & Co. International Ltd., responsible for all European investment banking activities. Mr. Hayden was also Chairman of the Credit Committee from 1991 to 1996, a member of the firm’s Commitment Committee from 1990 to 1995, a member of the firm’s Partnership Committee from 1997 to 1998 and a member of the Goldman, Sachs & Co. International Executive Committee from 1995 to 1998. In 1998, Mr. Hayden retired from Goldman, Sachs & Co. and was retained as an Advisory Director to consult in the Principal Investment Area. Mr. Hayden is a non-executive director of Deutsche Boerse AG. Mr. Hayden is also a member of The Wharton Business School International Advisory Board. Mr. Hayden graduated magna cum laude and Phi Beta Kappa from Georgetown University with a B.A. degree in Economics, and graduated from The Wharton School with an M.B.A. degree.

Thomas V. Inglesby — Mr. Inglesby is the Chief Executive Officer of GSC Investment Corp. Mr. Inglesby joined GSC Group at its inception in 1999 and is currently a Senior Managing Director. From 1997 to 1999, Mr. Inglesby was a Managing Director at Greenwich Street Capital Partners. Prior to that, Mr. Inglesby was a Managing Director with Harbour Group in St. Louis, Missouri, an investment firm specializing in the acquisition of manufacturing companies in fragmented industries. In 1986, Mr. Inglesby joined PaineWebber and was a Vice President in the Merchant Banking department from 1989 to 1990. Mr. Inglesby graduated with honors from the University of Maryland with a B.S. degree in Accounting, from the University of Virginia School of Law with a J.D. degree and from the Darden Graduate School of Business Administration with an M.B.A. degree.

Executive Officers Who Are Not Directors

Richard T. Allorto, Jr., Chief Financial Officer — Mr. Allorto joined GSC Group in 2001 and is responsible for overseeing the financial statement preparation and accounting operations relating to the funds managed by the corporate credit group of GSC Group. Mr. Allorto was previously with Schering Plough Corp. from 1998 to 2001 where he worked as an Audit Supervisor within the internal audit group with a focus on operational audits of the company’s international subsidiaries. From 1994 to 1998, he was with Arthur Andersen as a Supervising Audit Senior with a manufacturing industry focus. Mr. Allorto graduated from Seton Hall University with a B.S. degree in accounting and is a licensed CPA.

David L. Goret, Vice President and Secretary — Mr. Goret joined GSC Group in 2004 as Managing Director, General Counsel and Chief Compliance Officer and became a Senior Managing Director in January 2007. He manages legal, compliance and certain administrative functions at GSC Group. From 2000 to 2002, Mr. Goret served as Managing Director and General Counsel of Hawk Holdings, LLC, which focused on creating, financing and operating emerging technology infrastructure and service businesses. From 2002 to 2003, he served as Senior Vice President and General Counsel of Mercator Software, Inc., a Nasdaq-listed software company. Mr. Goret graduated magna cum laude from Duke University with a B.A. degree in Religion and Political Science and from the University of Michigan with a J.D. degree.

David C. Rice, Chief Compliance Officer —  Mr. Rice joined GSC Group in 2007. He was previously with the U.S. Securities & Exchange Commission in the Division of Enforcement from 2002 to 2007 where he investigated and prosecuted violations of the federal securities laws. Mr. Rice graduated summa cum laude from the University of Southern California with a B.A. in English and Philosophy, from the University of California, Irvine with a Ph.D. in English, and from Yale Law School with a J.D. degree.

Corporate Governance

Corporate Governance Documents

GSC has a corporate governance webpage at the “Corporate Governance” link under the “Investor Relations” link at http://www.gscinvestmentcorp.com.

Our Corporate Governance Procedures, Financial Officer Code of Ethics, GSC Group Code of Ethics (applicable to the employees of our investment adviser) and Board Committee charters are available at our corporate governance webpage at http://ir.gscinvestmentcorp.com/governance.cfm and are also available to any stockholder who requests them by writing to our secretary, David Goret, at 300 Campus Drive, Florham Park, NJ 07932-1039.

Corporate Governance Procedures

GNV has established these corporate governance procedures to guard against, among other things, an improperly constituted Board.

Review to Confirm Director and Officer Status

GNV shall periodically review (at least annually) the status of each director and officer of GNV. Such review shall be performed through the distribution and receipt of a Directors’ and Officers’ Questionnaire (the “D&O Questionnaire”) to be sent to each director (and officer) annually in April of each calendar year by GSCP (NJ), L.P., GNV’s investment adviser. The Legal/Compliance Department of the investment adviser shall review (consulting GNV’s legal counsel as needed) all D&O Questionnaires to confirm, among other matters, the continued independence of each director. Counsel to the independent directors will be advised of any material disclosure relating to any director’s independence.

New directors or officers of GNV shall complete a D&O Questionnaire prior to serving as a GNV director or officer. The Legal/Compliance Department’s review of the completed D&O Questionnaire shall consider, among other things, the director’s or officer’s outside business dealings, percentage ownership of the investment adviser and any relationship he/she may have with GNV or the investment adviser or any of their affiliates, outside of serving as a director or officer of GNV.

Independent Chairman

The Chairman of the Audit Committee and the Nominating Committee shall not be “interested persons” of GNV, as defined under Section 2(a)(19) of the 1940 Act (hereinafter “Disinterested”).1 If any such Chairman believes he might be interested, he shall contact legal counsel to review his status prior to the next Board or committee meeting.

1 The Securities and Exchange Commission (the “SEC”) has proposed a rule that, if adopted, would require the Chairman of the Board of Directors also be Disinterested.

Percentage of Directors Elected by Stockholders

The Board may fill vacancies occurring on the Board at any time, provided that immediately after filling any such vacancy, at least two-thirds of the directors then holding office shall have been elected by stockholders.

If at any time less than a majority of the directors of GNV were elected by stockholders due to attrition, the directors of GNV shall within 60 days of such time call a meeting of the stockholders for the purpose of electing directors to fill any existing vacancies on the Board.

The investment adviser shall monitor the Board to ensure that the foregoing percentages are met. Upon the resignation of a director, the investment adviser shall calculate the percentage of stockholder-elected directors and determine whether a stockholder meeting is required. If a meeting is required, GNV’s directors, in concert with GNV’s legal counsel and investment adviser, shall convene a Nominating Committee meeting and arrange for a stockholder meeting to be called.

Annual Evaluation

GNV’s directors shall perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation shall include an annual questionnaire and Board and Committee discussion.

Independent Directors Policy

GNV’s Board shall be comprised of directors, at least a majority of whom shall not be interested persons of GNV, as defined under the 1940 Act. The investment adviser shall monitor the percentage of interested directors serving on the Board. If there is an increase in the number of interested directors (due to resignations of disinterested directors, change in status of a director to an interested director, etc.), the investment adviser shall notify the directors, including GNV’s Nominating Committee. The Nominating Committee shall promptly convene to consider new candidates who would not be interested persons of GNV to serve on the Board of Directors.

The independent directors of GNV shall meet in a separate session, at least quarterly. No interested person of GNV, as defined under the 1940 Act may be present in such sessions. Such sessions are anticipated to include discussions of the directors views on the performance of the investment adviser and other service providers.

The independent directors of GNV continue to be authorized to hire such employees, experts, counsel and other assistance as they deem necessary to assist them in carrying out their duties.

Director Independence

The Board has considered all material relationships between the corporation and each of Peter K. Barker, Steven M. Looney, Charles S. Whitman III and G. Cabell Williams and has found that none of Peter K. Barker, Steven M. Looney, Charles S. Whitman III or G. Cabell Williams has a relationship that would interfere with his independent judgment in carrying out the responsibilities of a director and, therefore, each meets the director independence requirements.

Board Meetings and Committees

Our Board met 11 times during fiscal 2008. Each director attended at least 90% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below.

The report of the Audit Committee appears herein.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to GSC Investment Corp., 300 Campus Drive, Florham Park, NJ

07932-1039, Attention: Corporate Secretary, David Goret. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate GSC Group personnel will review and sort through communications before forwarding them to the addressee(s).

Audit Committee

The current members of the Audit Committee are Steven M. Looney (Chairman), Charles S. Whitman III and G. Cabell Williams. The Board has determined that Mr. Looney is an “audit committee financial expert” as defined under Item 407 of regulation S-K of the Securities Exchange Act of 1934. All of these members are independent directors. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our Board of Directors in determining the fair value of debt and equity investments that are not publicly traded or for which current market values are not readily available; where appropriate, the Board of Directors and Audit Committee may utilize the services of an independent valuation firm to assist them in determining the fair value of these investments. Finally, the Audit Committee also reviews our financial statements and the disclosure thereof and the adequacy of our disclosure controls.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://ir.gscinvestmentcorp.com/governance.cfm.

Compensation Committee

The current members of the Compensation Committee are G. Cabell Williams (Chairman), Steven M. Looney and Peter K. Barker. All of these members are independent directors. Currently, none of our executive officers are compensated by the Company.

A charter of the Compensation Committee is available in print to any stockholder who requests it and is also available on the Company’s website at http://ir.gscinvestmentcorp.com/governance.cfm.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Charles S. Whitman III (Chairman), G. Cabell Williams and Peter K. Barker. All of these members are independent directors. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors.

A charter of the Nominating and Corporate Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://ir.gscinvestmentcorp.com/governance.cfm.

Code of Conduct and Ethics

We have adopted a Financial Officer Code of Ethics that applies to GNV’s Senior Financial Officers. In addition, our investment adviser has adopted a Code of Ethics applicable to all its employees. Requests for copies of either document should be sent in writing to GSC Investment Corp., 300 Campus Drive, Florham Park, NJ 07932-1039, Attention: David Goret. Both documents are also available on our website at http://ir.gscinvestmentcorp.com/governance.cfm.

If we make any substantive amendment to, or grant a waiver from, a provision of our Financial Officer Code of Ethics, we will satisfy the applicable SEC disclosure requirement by promptly disclosing the nature of the amendment or waiver at http://ir.gscinvestmentcorp.com/governance.cfm.

Beneficial Ownership of Common Stock

Stock Ownership of Directors and Executive Officers

We encourage our directors, officers and employees to own our common stock; owning our common stock aligns their interests with your interests as stockholders. Executive officers may not engage in selling short GNV securities.

The following table presents information as to the beneficial ownership of our common stock as of April 14, 2008 by:

•	each of our current directors;

•	each of our “Named Executive Officers,” as such term is defined under the rules of the SEC;

•	all current directors and executive officers as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

In fiscal year 2008, our Named Executive Officers were David L. Goret, Richard T. Allorto, Jr. and David C. Rice.

The percentage ownership is based on 8,291,384 shares of common stock outstanding as of April 14, 2008. Shares of common stock that are subject to warrants or other convertible securities currently exercisable or exercisable within 60 days thereof, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options or convertible securities, but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated by footnote, the address for each listed individual is GSC Investment Corp., 888 Seventh Avenue, New York, New York, 10019.

	GNV
	Common Stock
	Beneficially Owned
	as of April 14, 2008
Name of Beneficial Owners	Shares	Percent of Class

Directors
Peter K. Barker	2,000	*
Robert F. Cummings, Jr.	16,737	*
Richard M. Hayden	173,406	2.1
Thomas V. Inglesby	79,463	1.0
Steven M. Looney	1,000	*
Charles S. Whitman III	2,000	*
G. Cabell Williams	20,000	*
Named Executive Officers
David L. Goret	—	—
Richard T. Allorto, Jr.	8,180	*
David C. Rice	—	—
All Directors and Executive Officers as a Group(1)	302,786	3.7
Owners of 5% or more of our common stock
GSC CDO III, LLC(2)	995,866	12.0

(1)	The address for all officers and directors is c/o GSC Investment Corp., 888 Seventh Avenue, New York, New York 10019.

(2)	Includes common stock held by affiliates of GSC Group as follows: 67 shares of common stock held by GSC Secondary Interest Fund, LLC, a Delaware limited liability company, 59,948 shares of common stock held by Greenwich Street Capital Partners II, L.P., a Delaware limited partnership, and 935,851 shares of common stock, held by GSC CDO III, L.L.C., a Delaware limited liability company.

*	Less than 1%

Dollar Range of Securities Beneficially Owned By Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of April 14, 2008. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

	Dollar Range of Equity
	Securities in GSC
Name of Director	Investment Corp.(1)

Independent Directors
Peter K Barker		$10,001 - $50,000
Steven M. Looney		$10,001 - $50,000
Charles S. Whitman III		$10,001 - $50,000
G. Cabell Williams	over $	100,000
Interested Directors
Thomas V. Inglesby	over $	100,000
Richard M. Hayden	over $	100,000
Robert F. Cummings, Jr.	over $	100,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Executive Compensation

Our Relationship With GSC Group

We currently have no employees, and each of our executive officers is also an employee of GSC Group. GSC Group and its affiliates as of April 14, 2008 owned 995,866 shares of our common stock and senior employees of GSC Group (managing director and above) currently own an additional 375,659 shares of our common stock. Some, but not all, of these persons are required to file statements of beneficial ownership pursuant to Section 16 of the Exchange Act.

Director Compensation

The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Proposal 2 — To Ratify of the Appointment of Ernst & Young LLP as GNV’s Independent Registered Public Accounting Firm for the 2009 Fiscal Year

Independent Auditor’s Fees

The following table presents fees for professional services rendered by Ernst & Young LLP for fiscal year 2008.

Audit Fees(1)	$160,000
Aggregate Non-Audit Fees
Audit-Related Fees(2)	150,000
Tax Fees(3)	60,000
All Other Fees	9,000
Total Aggregate Non-Audit Fees(4)	219,000

Total Fees	$379,000

(1)	Audit fees represent fees and expenses for the audit of the Company’s annual financial statements.

(2)	Audit-related fees represent services in conjunction with our quarterly reports on Form 10-Q for the fiscal quarters ending May 31, 2007, August 31, 2007, and November 30, 2007.

(3)	Tax fees represent services in conjunction with preparation of the Company’s tax return.

(4)	Aggregate non-audit fees comprise audit-related fees, tax fees and all other fees.

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Ernst & Young LLP.

Our Board unanimously recommends a vote “FOR” Proposal 2, to ratify the appointment of Ernst and Young LLP as our independent registered public accounting firm for the 2009 fiscal year. Proxies solicited by the Board will be voted “FOR” Proposal 2 unless otherwise instructed.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board. The charter is available at http://ir.gscinvestmentcorp.com/governance.cfm. The Audit Committee is made up of Steven M. Looney, Charles S. Whitman III and G. Cabell Williams. Steven M. Looney serves as Audit Committee chairman. The Board has determined that Mr. Looney is an “audit committee financial expert” as defined under Item 407 of regulation S-K of the Securities Exchange Act of 1934. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our Board of Directors in determining the fair value of debt and equity investments that are not publicly traded or for which current market values are not readily available; where appropriate, the Board of Directors and Audit Committee may utilize the services of an independent valuation firm to assist them in determining the fair value of these investments. The Board has determined that Steven M. Looney, Charles S. Whitman III and G. Cabell Williams are independent under the applicable independence standards of the NYSE and the Securities Exchange Act of 1934.

The Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for the report on the Company’s internal control over financial reporting. The Company’s independent auditor, Ernst & Young LLP, is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to oversee the financial reporting process and to review and discuss management’s report on the Company’s internal control over financial reporting. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management, the internal auditor and the independent auditor.

The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services by the independent auditors. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by the independent auditors and the estimated fees related to those services. During the pre-approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be deemed compatible with the maintenance of the auditor’s independence, including compliance with SEC and NYSE rules and regulations.

The Audit Committee met 4 times during fiscal 2008. In connection with the audited financial statements for the fiscal year ended February 29, 2008, the Committee, among other things:

•	reviewed and discussed the audited consolidated financial statements and related footnotes for the fiscal year ended February 29, 2008 with management and Ernst and Young LLP;

•	reviewed and discussed the annual plan and scope of work of the independent auditor;

•	met with Ernst & Young LLP, the Company’s valuation consultant and Company management; and

•	reviewed and discussed the critical accounting policies set forth in the Company’s Annual Report on Form 10-K.

The Audit Committee discussed with Ernst & Young LLP matters that independent registered public accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s consolidated financial statements, including the disclosures relating to critical accounting policies.

Ernst & Young LLP also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and represented that it is independent from the Company. The Audit Committee discussed with Ernst & Young LLP their independence from the Company, and considered if services they provided to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements.

Based on its review and these meetings, discussions and reports discussed above, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended February 29, 2008 be included in the Company’s Annual Report on Form 10-K. The Audit Committee also selected Ernst & Young LLP as the Company’s independent auditor for the fiscal year ended February 28, 2009 and are presenting the selection to the stockholders for ratification.

Respectfully submitted,

Steven M. Looney, Chairman

Proposal 3 — To Authorize the Company, with Approval of Its Board of Directors, To Sell Shares of its Common Stock or Warrants, Options or Rights to Acquire Common Stock at a Price Below the then Current Net Asset Value per Share of Such Stock.

General

The Company is an externally managed, non-diversified closed-end investment company that has elected to be regulated as a “Business Development Company or “BDC” under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock, unless its stockholders approve such a sale and the Board makes certain determinations.

Pursuant to this proposal, the Company is seeking the approval of its stockholders so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock, subject to certain conditions discussed below. Such a sale may be to third parties, current stockholders or affiliates of the Company. If approved, the authorization would be effective for a period expiring on the earlier of the one-year anniversary of the date of the stockholder approval and the date of the Company’s 2009 Annual Meeting of Stockholders, which is expected to be held in July 2009.

Reasons to Offer Common Stock below Net Asset Value

The Company believes that market conditions will continue to provide attractive opportunities to deploy capital. Over the past several months, U.S. credit markets, including middle market lending, have experienced significant turbulence spurred in large part by the sub-prime residential mortgage crisis and concerns generally about the state of the U.S. economy. This has led to significant stock price volatility for capital providers such as the Company and has made access to capital more challenging. However, the change in market conditions also has had beneficial effects for capital providers, including more reasonable pricing of risk and more appropriate contractual terms. Accordingly, for firms that continue to have access to capital, the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. The Company’s ability to take advantage of these opportunities is dependent upon its access to equity capital.

As a BDC and a regulated investment company (“RIC”) for tax purposes, the Company is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than 1:1, which requires the Company to finance its investments with at least as much equity as debt in the aggregate. The Company generally attempts to remain close to fully invested and does not hold substantial cash for the purpose of making new investments. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.

Our common stock is quoted on the New York Stock Exchange under the symbol “GNV” and started trading on March 23, 2007 at an initial public offering price of $15.00 per share. Prior to such date there was no public market for our common stock. Set forth below are the high and low sales prices for our common stock for each full quarterly period since our common stock began trading. On May   , 2008, the last reported closing sale price of our common stock was $      per share.

		Price Range
	NAV(1)	High	Low

Fiscal 2008
First Quarter	$14.21	$14.55	$12.57
Second Quarter	$13.76	$14.06	$10.74
Third Quarter	$13.51	$12.75	$10.92
Fourth Quarter	$11.80	$11.43	$9.68

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of each period.

The unprecedented nature of the current credit market dislocation and uncertainty surrounding the U.S. economy has led to significant stock market volatility, particularly with respect to the stock of financial services companies, and the Company’s common stock has traded below the net asset value since shortly after its initial public offering. As noted above, however, the current market dislocation has created, and we believe will continue to create, favorable opportunities to invest, including opportunities that, all else being equal, may increase net asset value over the longer-term, even if financed with the issuance of common stock below net asset value. Stockholder approval of this proposal will provide the Company with the flexibility to raise capital in order to invest in such opportunities.

The Board believes that having the flexibility to issue common stock below net asset value in certain instances is in the best interests of stockholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell, and such sales could occur at disadvantageous times. Raising additional capital will also allow the Company to diversify its current portfolio, potentially decreasing concentration and volatility risk to stockholders.

Conditions to Sales Below Net Asset Value

If stockholders approve this proposal, the Company will only sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock if the following conditions are met:

•	a “required majority” of the Company’s directors have determined that any such sale would be in the best interest of the Company and its stockholders; and

•	a “required majority” of the Company’s directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount.

A “required majority” of directors means both a majority of the Company’s directors who have no financial interest in the transaction and a majority of the Independent Directors.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock. Any sale of common stock or warrants, options or rights to acquire common stock at a price below the then current net asset value per share of such stock would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the net asset value per share as a result of the issuance of shares at a price below the net asset value per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. The Board will consider the potential dilutive effect when considering whether to authorize any such issuance.

The 1940 Act establishes a connection between common stock sale price and net asset value because, when stock is sold at a sale price below net asset value per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock or warrants, options or rights to acquire common stock proposed to be authorized for issuance, and thus any future issuance of common stock or warrants, options or rights to acquire common stock may dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

Stockholders should also review the risk factors set forth under Item 1A in our annual report on Form 10-K for the fiscal year ended February 29, 2008 when considering this proposal.

If this proposal is approved by the stockholders, the Company will be permitted, but not required or otherwise obligated, to sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock until the earlier of the one-year anniversary of the date of the stockholder approval and the date of the Company’s 2009 Annual Meeting of Stockholders. As with any issuance of securities, there will be costs and expenses to the Company from an issuance of common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock, such as underwriter discounts, legal expense and printing costs. In addition, the success of any such issuance will be subject to a variety of risks, such as market and execution risk. As noted above, the Company will not undertake any such issuance unless a “required majority” of the Company’s directors have determined that any such sale would be in the best interest of the Company and its stockholders.

Other Matters

Section 16 (a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all beneficial ownership reporting forms they file.

To our knowledge, based solely on our review of the copies of such filings in our possession and written representations that no other reports were required, during the fiscal year ended February 29, 2008, we believe that all of our executive officers, directors and greater than 10% stockholders made all the necessary filings under Section 16(a) during fiscal year 2008. However, the Form 3s for all of our Section 16 filers were filed late. In addition, Messrs. Barker, Looney, Williams and Whitman each filed one Form 4 late. Mr. Inglesby filed two Forms 4s late. Each of the late filings was due to administrative errors.

Certain Affiliations

Our Chairman, Chief Executive Officer and Vice President and Secretary also serve as senior managers of GSC Group. In addition, certain of our directors are senior managers of GSC Group. As a result, the investment advisory and management agreement and the administration agreement, each between us and our investment adviser, were negotiated between related parties, and the terms, including fees payable, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. Please see Item 1A “Risk Factors — Risks related to our business— There are conflicts of interest in our relationship with our investment adviser and/or GSC Group, which could result in decisions that are not in the best interests of our stockholders” and “Risk Factors — Risks related to our business — Our investment adviser’s liability will be limited under the investment advisory and management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf that it would when acting for its own account” in our annual report on Form 10-K for the fiscal year ended February 29, 2008.

We have entered into a license agreement with GSC Group, pursuant to which GSC Group grants us a non-exclusive, royalty-free license to use the “GSC” name.

Regulatory restrictions limit our ability to invest in any portfolio company in which GSC Group or any affiliate currently has an investment. We may in the future submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for the Company to co-invest with funds managed by GSC Group where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to the Company. There is no assurance that an application for exemptive relief, if made, would be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with funds managed by GSC Group.

Director Attendance at Annual Stockholder Meetings

Although all members of the Board of Directors are invited and encouraged to attend annual meetings of security holders, we do not have a policy with respect to such attendance. We have sought to schedule our annual meeting of stockholders at a time and date to accommodate attendance by members of our Board of Directors.

Stockholder Proposals

For a stockholder nomination to the Board or other proposal to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the principal executive offices of GNV. No stockholder nominations to the Board or other proposals were received in connection with the 2008 annual meeting.

To be timely for the 2009 annual meeting, our Bylaws currently require that a stockholder’s notice be delivered or mailed and received by GNV at the principal executive offices of the Company not later than the close of business on January 26, 2009 and not earlier than December 27, 2008 (based on a mailing date of May 26, 2008 for this proxy statement). A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by GNV’s bylaws.

Other Business

The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, that proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that you may be represented at the meeting.

Annual Reports

A copy of our Annual Report on Form 10-K , which includes financial statements, is being mailed with this proxy statement.

PROXY

GSC INVESTMENT CORP.

Annual Meeting of Stockholders — July 8, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas V. Inglesby and Richard T. Allorto, Jr., and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the 2008 Annual Meeting of Stockholders of GSC Investment Corp, a Maryland Corporation (the “Company”), to be held at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, on July 8, 2008, at 10:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the 2008 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE TWO NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

VOTING INSTRUCTIONS:

Complete, sign, date and promptly return this proxy card in the postage-paid envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE NAMED BELOW.

PROPOSAL 1:  To elect two Class I directors to hold office until our 2011 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

☐	FOR the nominees listed below.	☐	WITHHOLD authority to vote for the nominees listed below.	☐	FOR all except (see instructions below)

Nominees:  G. Cabell Williams and Thomas V. Inglesby

Instruction: To withhold authority to vote for an individual nominee, mark “FOR ALL EXCEPT” as shown here: ☑, and write the name of such nominee in the blank space below.

(Continued from other side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

PROPOSAL 2:  To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending February 28, 2009.

☐  FOR                         ☐   AGAINST                         ☐  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORIZING THE COMPANY TO SELL SHARES OF COMMON STOCK OR WARRANTS, OPTIONS OR RIGHTS TO ACQUIRE COMMON STOCK AT A PRICE BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE OF SUCH STOCK.

PROPOSAL 3:	To authorize the Company, with the approval of its Board of Directors, to sell shares of our common stock or warrants, options or rights to acquire common stock at a price below the then current Net Asset Value per share of such stock, as more fully described in the enclosed proxy statement.

☐  FOR                         ☐   AGAINST                         ☐  ABSTAIN

DATED

SIGNATURE(S)
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please sign, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.